BLANKET BOND INSURANCE AGREEMENT

         THIS AGREEMENT is made as of the 9th day of October, 2008, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").


                                   WITNESSETH:

         WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

         WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $11,200,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $10,450,000 ("Basic Bond Coverage") as provided in Appendix B;

         WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

         The Parties, therefore, agree that:

          1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

          2. Losses.

         (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th through the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

         (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage

(repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

          3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

          4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

          5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

          6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.


Energy Income and Growth Fund
First Defined Portfolio Fund, LLC
First Trust Enhanced Equity Income Fund
First Trust/Four Corners Senior Floating Rate Income Fund
First Trust/Four Corners Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust/FIDAC Mortgage Income Fund
First Trust Strategic High Income Fund
First Trust Exchange-Traded Fund
First Trust Strategic High Income Fund II
First Trust Strategic High Income Fund III
First Trust Tax-Advantaged Preferred Income Fund
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Active Dividend Income Fund
First Trust Exchange-Traded Fund II
First Trust Advisors L.P.
First Trust Portfolios L.P.


By: /s/ James A. Bowen
    --------------------------------------------
    James A. Bowen, President

                                APPENDIX A

Energy Income and Growth Fund
First Defined Portfolio Fund, LLC
          Target Managed VIP Portfolio
          Dow DART 10 Portfolio
          Global Target 15 Portfolio
          S&P Target 24 Portfolio
          NASDAQ Target 15 Portfolio
          First Trust Target Focus Four Portfolio
          Value Line Target 25 Portfolio
          Dow Target Dividend Portfolio
First Trust Enhanced Equity Income Fund
First Trust/Four Corners Senior Floating Rate Income Fund
First Trust/Four Corners Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust/FIDAC Mortgage Income Fund
First Trust Strategic High Income Fund
First Trust Exchange-Traded Fund
           First Trust Dow Jones Select MicroCap Index(SM) Fund
           First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
           First Trust IPOX-100 Index Fund
           First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
           First Trust NASDAQ-100-Technology Sector Index(SM) Fund
           First Trust Amex(R) Biotechnology Index Fund
           First Trust Dow Jones Internet Index(SM) Fund
           First Trust DB Strategic Value Index Fund
           First Trust Value Line(R) Equity Allocation Index Fund
           First Trust Value Line(R) Dividend Index Fund
           First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
           First Trust NASDAQ(R) Clean Edge U.S. Liquid Series Index Fund First Trust S&P REIT Index Fund
           First Trust ISE Water Index Fund
           First Trust ISE-Revere Natural Gas Index Fund
           First Trust ISE Chindia Index Fund
           First Trust Value Line(R) 100 Exchange-Traded Fund
First Trust Strategic High Income Fund II
First Trust Strategic High Income Fund III
First Trust Tax-Advantaged Preferred Income Fund
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Exchange-Traded AlphaDEX(R) Fund
           First Trust Consumer Staples AlphaDEX(R) Fund
           First Trust Consumer Discretionary AlphaDEX(R) Fund
           First Trust Energy AlphaDEX(R) Fund
           First Trust Financials AlphaDEX(R) Fund

           First Trust Health Care AlphaDEX(R) Fund
           First Trust Industrials/Producer Durables AlphaDEX(R) Fund First Trust Materials AlphaDEX(R) Fund
           First Trust Technology AlphaDEX(R) Fund
           First Trust Utilities AlphaDEX(R) Fund
           First Trust Large Cap Core AlphaDEX(R) Fund
           First Trust Mid Cap Core AlphaDEX(R) Fund
           First Trust Small Cap Core AlphaDEX(R) Fund
           First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund First Trust Large Cap Value Opportunities AlphaDEX(R) Fund First Trust Multi Cap Growth AlphaDEX(R) Fund
           First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Active Dividend Income Fund
First Trust Exchange-Traded Fund II
           First Trust DJ Stoxx(R) Select Dividend 30 Index Fund
           First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund First Trust Dow Jones Global Select Dividend Index Fund
           First Trust ISE Global Wind Energy Index Fund
           First Trust ISE Global Engineering and Construction Index Fund

                                APPENDIX B

                                                                                                   BASIC BOND
                                          PARTY                                                     COVERAGE

Energy Income and Growth Fund                                                                       $525,000
First Defined Portfolio Fund, LLC                                                                   $900,000
         Target Managed VIP Portfolio
         Dow DART 10 Portfolio
         Global Target 15 Portfolio
         S&P Target 24 Portfolio
         NASDAQ Target 15 Portfolio
         First Trust Target Focus Four Portfolio
         Value Line Target 25 Portfolio
         Dow Target Dividend Portfolio
First Trust Enhanced Equity Income Fund                                                             $600,000
First Trust/Four Corners Senior Floating Rate Income Fund                                           $525,000
First Trust/Four Corners Senior Floating Rate Income Fund II                                        $900,000
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                        $600,000
First Trust/Aberdeen Global Opportunity Income Fund                                                 $750,000
First Trust/FIDAC Mortgage Income Fund                                                              $450,000
First Trust Strategic High Income Fund                                                              $450,000
First Trust Exchange-Traded Fund                                                                    $900,000
         First Trust Dow Jones Select MicroCap Index(SM) Fund
         First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
         First Trust IPOX-100 Index Fund
         First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
         First Trust NASDAQ-100-Technology Sector Index(SM) Fund
         First Trust Amex(R) Biotechnology Index Fund
         First Trust Dow Jones Internet Index(SM) Fund
         First Trust DB Strategic Value Index Fund
         First Trust Value Line(R) Equity Allocation Index Fund
         First Trust Value Line(R) Dividend Index Fund
         First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
         First Trust NASDAQ(R) Clean Edge U.S. Liquid Series Index Fund
         First Trust S&P REIT Index Fund
         First Trust ISE Water Index Fund
         First Trust ISE-Revere Natural Gas Index Fund
         First Trust ISE Chindia Index Fund
         First Trust Value Line(R) 100 Exchange-Traded Fund
First Trust Strategic High Income Fund II                                                           $450,000
First Trust Strategic High Income Fund III                                                          $400,000
First Trust Tax-Advantaged Preferred Income Fund                                                    $300,000






First Trust/Aberdeen Emerging Opportunity Fund                                                      $525,000
First Trust Exchange-Traded AlphaDEX(R) Fund                                                        $600,000
         First Trust Consumer Staples AlphaDEX(R) Fund
         First Trust Consumer Discretionary AlphaDEX(R) Fund
         First Trust Energy AlphaDEX(R) Fund
         First Trust Financials AlphaDEX(R) Fund
         First Trust Health Care AlphaDEX(R) Fund
         First Trust Industrials/Producer Durables AlphaDEX(R) Fund
         First Trust Materials AlphaDEX(R) Fund
         First Trust Technology AlphaDEX(R) Fund
         First Trust Utilities AlphaDEX(R) Fund
         First Trust Large Cap Core AlphaDEX(R) Fund
         First Trust Mid Cap Core AlphaDEX(R) Fund
         First Trust Small Cap Core AlphaDEX(R) Fund
         First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
         First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
         First Trust Multi Cap Growth AlphaDEX(R) Fund
         First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Specialty Finance and Financial Opportunities Fund                                      $525,000
First Trust Active Dividend Income Fund                                                             $450,000
First Trust Exchange-Traded Fund II                                                                 $600,000
         First Trust DJ Stoxx(R) Select Dividend 30 Index Fund
         First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund
         First Trust Dow Jones Global Select Dividend Index Fund
         First Trust ISE Global Wind Energy Index Fund
         First Trust ISE Global Engineering and Construction Index Fund
                                                     Total Coverage                              $10,450,000

                                APPENDIX C

FUND                                                                                                 PREMIUM
Energy Income and Growth Fund                                                                         $1,359
First Defined Portfolio Fund, LLC
         Target Managed VIP Portfolio                                                                   $410
         Dow DART 10 Portfolio                                                                           $63
         Global Target 15 Portfolio                                                                     $466
         S&P Target 24 Portfolio                                                                         $64
         NASDAQ Target 15 Portfolio                                                                      $37
         First Trust Target Focus Four Portfolio                                                         $49
         Value Line Target 25 Portfolio                                                                 $170
         Dow Target Dividend Portfolio                                                                  $239
First Trust Enhanced Equity Income Fund                                                               $2,353
First Trust/Four Corners Senior Floating Rate Income Fund                                             $1,246
First Trust/Four Corners Senior Floating Rate Income Fund II                                          $6,060
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                          $1,893
First Trust/Aberdeen Global Opportunity Income Fund                                                   $3,956
First Trust/FIDAC Mortgage Income Fund                                                                $1,026
First Trust Strategic High Income Fund                                                                  $984
First Trust Exchange-Traded Fund
         First Trust Dow Jones Select MicroCap Index(SM) Fund                                           $133
         First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                                     $400
         First Trust IPOX-100 Index Fund                                                                $152
         First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                           $171
         First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                        $124
         First Trust Amex(R) Biotechnology Index Fund                                                   $644
         First Trust Dow Jones Internet Index(SM) Fund                                                  $228
         First Trust DB Strategic Value Index Fund                                                      $396
         First Trust Value Line(R) Equity Allocation Index Fund                                          $77
         First Trust Value Line(R) Dividend Index Fund                                                $1,098
         First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                      $55
         First Trust NASDAQ(R) Clean Edge U.S. Liquid Series Index Fund                                 $307
         First Trust S&P REIT Index Fund                                                                 $47
         First Trust ISE Water Index Fund                                                               $429
         First Trust ISE-Revere Natural Gas Index Fund                                                  $477
         First Trust ISE Chindia Index Fund                                                             $432
         First Trust Value Line(R) 100 Index Fund                                                       $964
First Trust Strategic High Income Fund II                                                               $944
First Trust Strategic High Income Fund III                                                              $647
First Trust Tax-Advantaged Preferred Income Fund                                                        $307
First Trust/Aberdeen Emerging Opportunity Fund                                                        $1,106






First Trust Exchange-Traded AlphaDEX(R) Fund
         First Trust Consumer Staples AlphaDEX(R) Fund                                                   $56
         First Trust Consumer Discretionary AlphaDEX(R) Fund                                             $67
         First Trust Energy AlphaDEX(R) Fund                                                             $45
         First Trust Financials AlphaDEX(R) Fund                                                         $54
         First Trust Health Care AlphaDEX(R) Fund                                                       $123
         First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                      $36
         First Trust Materials AlphaDEX(R) Fund                                                          $60
         First Trust Technology AlphaDEX(R) Fund                                                         $97
         First Trust Utilities AlphaDEX(R) Fund                                                         $123
         First Trust Large Cap Core AlphaDEX(R) Fund                                                    $114
         First Trust Mid Cap Core AlphaDEX(R) Fund                                                       $79
         First Trust Small Cap Core AlphaDEX(R) Fund                                                     $77
         First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                                    $272
         First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                                     $221
         First Trust Multi Cap Growth AlphaDEX(R) Fund                                                   $60
         First Trust Multi Cap Value AlphaDEX(R) Fund                                                    $37
First Trust Specialty Finance and Financial Opportunities Fund                                        $1,090
First Trust Active Dividend Income Fund                                                                 $857
First Trust Exchange-Traded Fund II
         First Trust DJ Stoxx(R) Select Dividend 30 Index Fund                                          $110
         First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund                                      $57
         First Trust Dow Jones Global Select Dividend Index Fund                                         $33
         First Trust ISE Global Wind Energy Index Fund                                                  $486